EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

Throughout this report, when we use the terms "we," "us," "SMLP," or "the Partnership" we are referring to Summit Midstream Partners, LP, the partnership itself, or to Summit Midstream Partners, LP and its subsidiaries collectively, as the context requires.
Set forth below are our unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2013 which reflect SMLP's acquisition of the Bison Gas Gathering System from Summit Midstream Partners, LLC (“Summit Investments”) on June 4, 2013 (the "Bison Drop Down"). The Bison Gas Gathering System was carved out from Summit Investments' acquisition of Bear Tracker Energy, LLC ("BTE") which closed on February 15, 2013. Summit Investments accounted for its acquisition of BTE using the acquisition method of accounting.
The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 was derived from the unaudited condensed consolidated financial statements of SMLP for the nine months ended September 30, 2013 and the unaudited condensed financial statements of the Bison Gas Gathering System for the periods from January 1, 2013 through February 15, 2013.
The unaudited pro forma condensed combined statements of operations reflect the Bison Drop Down as if such transaction had occurred as of January 1, 2012. Descriptions of the adjustments for the Bison Drop Down are presented in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements and accompanying notes should be read in conjunction with the historical financial statements of SMLP as filed with the Securities and Exchange Commission (the "SEC"). The unaudited pro forma condensed combined financial statements and accompanying notes should also be read in conjunction with (i) the historical financial statements of the Bison Gas Gathering System as filed with the Securities and Exchange Commission in SMLP's Current Report on Form 8-K dated June 5, 2013, (ii) SMLP's 2012 Annual Report on Form 10-K as filed with the SEC on March 18, 2013, (iii) SMLP's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 as filed with the SEC on May 14, 2013 (except Items 1 and 2 of Part I and Item 1A of Part II, which have been superseded by the Current Report on Form 8-K dated September 20, 2013), (iv) SMLP's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 as filed with the SEC on August 13, 2013, (v) SMLP's Current Report on Form 8-K as filed with the SEC on September 27, 2013, and (vi) SMLP's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013 as filed with the SEC on November 8, 2013.
The unaudited pro forma condensed combined statements of operations were derived by adjusting the historical financial statements of each entity based on currently available information and, therefore, the actual adjustments may materially differ from the pro forma adjustments. Because the Bison Drop Down was executed between entities under common control, SMLP accounted for the transaction on an “as if pooled” basis for all periods in which common control existed. Common control began on February 16, 2013.
The unaudited pro forma condensed combined statements of operations do not purport to present our results of operations had the Bison Drop Down actually been completed as of January 1, 2012. The unaudited pro forma condensed combined statements of operations do not purport to present our results of operations had our June 2013 issuance of $300.0 million of senior notes, a portion of which was used to repay the draw on our revolving credit facility in connection with the Bison Drop Down, been completed at an earlier date. Further, these unaudited pro forma condensed combined statements of operations do not reflect the effects of any cost savings or other synergies that may be achieved as a result of the Bison Drop Down, are based on assumptions that we believe are reasonable under the circumstances, and are intended for informational purposes only. Moreover, the statements are not intended to project our results of operations for any future period.

EXH 99.1-1

EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2013

	Historical
	Summit Midstream Partners, LP	Bison Gas Gathering System for the period January 1, 2013 to February 15, 2013 (Predecessor)	Pro forma adjustments		Summit Midstream Partners, LP pro forma
	(In thousands, except per-unit and unit amounts)
Revenues:
Gathering services and other fees	$127,098	$1,824	$—		$128,922
Natural gas, NGL and condensate sales and other	47,204	6,205	—		53,409
Amortization of favorable and unfavorable contracts	(794)	—	—		(794)
Total revenues	173,508	8,029	—		181,537

Costs and expenses:
Operation and maintenance	45,467	687	—		46,154
Cost of natural gas and NGL	24,328	4,705	—		29,033
General and administrative	18,198	169	—		18,367
Transaction costs	2,549	—	(694)	(a)	1,855
Depreciation and amortization	43,146	606	3,426	(b)	47,178
Total costs and expenses	133,688	6,167	2,732		142,587
Other expense	(110)	—	—		(110)
Interest expense	(11,840)	—	(2,029)	(c)	(13,869)
Income before income taxes	27,870	1,862	(4,761)		24,971
Income tax expense	(579)	—	—		(579)
Net income	$27,291	$1,862	$(4,761)		$24,392
Less: net income attributable to SMP Holdings	52	—	—		52
Net income attributable to partners	27,239	1,862	(4,761)		24,340
Less: net income attributable to general partner	545	37	(95)		487
Net income attributable to limited partners	$26,694	$1,825	$(4,666)		$23,853

Earnings per common unit – basic and diluted	$0.57				$0.47
Earnings per subordinated unit – basic and diluted	$0.48				$0.45

Weighted-average common units outstanding – basic	26,234,042				27,116,264	(d)
Weighted-average common units outstanding – diluted	26,352,234				27,234,456	(e)
Weighted-average subordinated units outstanding – basic and diluted	24,409,850				24,409,850
The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

EXH 99.1-2

EXHIBIT 99.1

SUMMIT MIDSTREAM PARTNERS, LP
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013
(a) Pro forma adjustment to remove the impact of nonrecurring transaction costs associated with the Bison Drop Down.
(b) Reflects pro forma adjustment of depreciation and amortization expense for the nine months ended September 30, 2013 as follows (in thousands):

Eliminate historical expense	$(606)
Pro forma depreciation expense	3,177
Pro forma amortization of intangible assets	855
Pro forma adjustment to depreciation and amortization expense	$3,426
Depreciation is calculated on a straight-line basis for depreciable assets. The estimated aggregate annual amortization of intangible assets expected to be recognized as of September 30, 2013 for the remainder of 2013 and each of the four succeeding fiscal years follows (in thousands).

Amortization
2013	$3,751
2014	14,063
2015	13,789
2016	12,537
2017	11,729
(c) Reflects incremental interest expense on borrowings of $200.0 million based on a rate of 2.98% for the first quarter of 2013 and 2.71% for the second quarter of 2013 (i.e. the historical average rate for borrowings under our revolving credit facility) and assumes that the interest expense impact of the additional outstanding balance is partially offset by a reduction in the 0.50% commitment fee for the same principal amount.
(d) The pro forma basic weighted-average number of common units outstanding for the nine months ended September 30, 2013 was calculated as follows:

Basic weighted-average number of SMLP common units outstanding—as reported	26,234,042
Eliminate impact of adjustment for SMLP common units issued to SMP Holdings in June 2013 as consideration for Bison Midstream	(671,627)
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma basic weighted-average number of SMLP common units outstanding	27,116,264
(e) The pro forma diluted weighted-average number of common units outstanding for the nine months ended September 30, 2013 was calculated as follows:

Diluted weighted-average number of SMLP common units outstanding—as reported	26,352,234
Eliminate impact of adjustment for SMLP common units issued to SMP Holdings in June 2013 as consideration for Bison Midstream	(671,627)
Adjustment for impact of SMLP common units issued to SMP Holdings as consideration for Bison Midstream as if issued January 1, 2012	1,553,849
Pro forma diluted weighted-average number of SMLP common units outstanding	27,234,456

EXH 99.1-3